October 20, 2026 Third Quarter 2026 Investor Presentation

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Important Notices 2 This presentation is issued by Annaly Capital Management, Inc. ("Annaly" or the “Company”), an internally-managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2026 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s beliefs and expectations, speak only as of the date on which they were made, and are subject to significant risks and uncertainties. Actual results could differ materially from those set forth in forward-looking statements. Factors that could cause actual results to differ from those contained in the forward-looking statements can be found in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Annaly undertakes no obligation to update or revise any forward-looking statements. We use our website and LinkedIn account as additional channels for distributing material company information, along with our press releases, SEC filings and public conference calls and webcasts. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that provide supplemental information to help investors evaluate our operating performance and financial condition. These measures should not be considered in isolation or as a substitute for GAAP financial measures and may be calculated differently than our peers. Reconciliations to the most directly comparable GAAP measures are provided in the accompanying tables.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Recent Achievements and Performance Highlights Source: Company filings. Financial data as of September 30, 2026, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Financial Performance Annaly generated earnings in excess of the dividend amidst the challenging interest rate environment ▪ Earnings available for distribution* of $0.80 per average common share for the quarter ▪ Book value per common share of $17.86 ▪ Declared quarterly common stock cash dividend of $0.75 per share ▪ Economic return (loss) of (7.6%) for the third quarter Financing, Capital & Liquidity Annaly was defensively positioned for market volatility with its low leverage profile and ample liquidity position ▪ Economic leverage* of 5.9x, up from 5.6x at the end of the second quarter ▪ $8.5 billion of total assets available for financing(1), including cash and unencumbered Agency MBS of $4.2 billion ▪ Annaly Residential Credit Group remains the largest non-bank issuer and the second largest issuer overall of Prime Jumbo and Expanded Credit MBS(2), pricing 37 residential whole loan securitizations totaling $21.2 billion in proceeds in 2026 year-to-date(3) ▪ Annaly maintained total warehouse capacity of $8.3 billion across the Residential Credit and MSR businesses, including $2.8 billion of committed capacity ▪ Average GAAP cost of interest-bearing liabilities of 4.34%, up 6 basis points quarter-over-quarter, and average economic cost of interest-bearing liabilities* of 4.03%, up 7 basis points quarter-over-quarter ▪ Raised $757 million of accretive common equity through the Company’s at-the-market sales program during the quarter(4) and announced the redemption of all outstanding shares of our $442.5 million Series I preferred stock(5) Portfolio Performance Annaly proactively managed its Agency MBS portfolio while continuing the strong pace of activity across its credit businesses ▪ Total portfolio of $106.5 billion(6), including $91.8 billion in Agency MBS strategy, which represents 86% of total assets and 55% of dedicated capital ▪ Annaly’s Agency portfolio decreased modestly, though notional holdings were higher; portfolio activity focused on further rotation into higher coupon specified pools ▪ Annaly’s Residential Credit portfolio was essentially flat at $10.4 billion(6), representing 23% of dedicated capital – The correspondent channel produced $7.0 billion in lock volume and $5.8 billion in fundings in Q3, up 13% and 45%, respectively, year-over-year ▪ Annaly’s MSR portfolio increased to $4.3 billion(6) in market value, representing 22% of dedicated capital - Onslow Bay is the sixth largest non-bank servicer of Agency MBS and the largest purchaser of conventional MSR year-to-date(7) 3

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Third Quarter 2026 Financial Highlights Ea rn in gs & B o o k V al u e In ve st m en t P o rt fo lio Fi n an ci n g, L iq u id it y & H ed gi n g ($1.36) | GAAP $0.80 Earnings Available for Distribution* $17.86 Book Value per Share 15.9% Dividend Yield(1) $0.75 Dividend per Share Net Interest Margin (ex. PAA)* $106.5bn Total Portfolio(2) $15.8bn Total Stockholders’ Equity Capital Allocation(3) Average Yield on Interest Earning Assets (ex. PAA)* Liquidity Position $4.2bn of cash and unencumbered Agency MBS $8.5bn of total assets available for financing(4) Total Hedge Portfolio(5) $94bn Hedge portfolio, up from $92bn in Q2’26 Economic Leverage*(6) Hedge Ratio(7) Average Economic Cost of Funds*(8) Source: Company filings. Financial data as of September 30, 2026, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 4 Agency 55% Residential Credit 23% MSR 22% 97% 100% Q2 2026 Q3 2026 5.6x 5.9x Q2 2026 Q3 2026 1.76% 1.69% Q2 2026 Q3 2026 3.96% 4.03% Q2 2026 Q3 2026 5.46% 5.45% Q2 2026 Q3 2026

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Established, Scaled Platforms Across Annaly’s Investment Strategies 5 Source: Company filings. Financial data as of September 30, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Agency Invests in Agency MBS & Agency CMBS securities collateralized by residential or commercial mortgages, guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae $8.7bn Capital(2) $91.8bn Portfolio Assets(1) $3.7bn Capital(2) $10.4bn Portfolio Assets(1) Residential Credit Invests predominantly in Non-Agency residential mortgage assets within the securitized product and whole loan markets Mortgage Servicing Rights Invests in Mortgage Servicing Rights, which provide the obligation to service residential loans in exchange for a fixed servicing fee $3.4bn Capital(2) $4.3bn Portfolio Assets(1) Total Stockholders’ Equity: $15.8bn Total Portfolio(1): $106.5bn

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Q3 2026 Market and Economic Developments The Macro Landscape Note: For source information, please refer to the endnotes included at the end of this presentation. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Solid economic growth and high debt issuance have driven rates higher, increasing volatility and weighing on rate-sensitive sectors 6 ▪ U.S. economic growth has been resilient, supported by consumer spending and technology-related investment − Inflation has moved further above the Federal Reserve’s target, while labor market conditions largely stabilized ▪ Elevated public and private sector debt issuance pushed long-term interest rates higher, with the majority of the increase driven by rising real yields ▪ Investors increasingly view the neutral policy rate as higher than previously expected and have demanded greater compensation for holding longer-duration debt ▪ Higher interest rates and elevated rate volatility have continued to pressure rate- sensitive sectors, particularly housing, where turnover remains near historic lows given challenging affordability …has contributed to higher yields… Sound economic performance… …and strong debt issuance… 2.9 3.0 2.3 2.5 2.2 2.8 2.1 '23 '24 '25 1 2 3 4 2026 GDP Growth, % Annualized(1) Forecast(2) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2020 2021 2022 2023 2024 2025 2026e Treasury Corporate & Foreign Other Estimated Net Debt Issuance, $trillion(3) …further weighing on housing affordability 139 37 0 20 40 60 80 100 120 140 160 2020 2021 2022 2023 2024 2025 2026 Mortgage Payment Income Cumulative Change in Median Income & Mortgage Payment, %(5) -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2022 2023 2024 2025 2026 Nominal Real 10-year Treasury Yield, %(4)

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSRResidential CreditAgency Key Market Dynamics & Commentary Current Illustrative Market Levered Returns(1) Illustrative Return Opportunities & Market Dynamics Across Annaly's Investment Strategies Source: Company filings. Financial data as of September 30, 2026. Market data as of October 16, 2026, unless otherwise noted. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ Agency MBS spreads widened in Q3 following a meaningful increase in interest rates and volatility in September ▪ Agency MBS market technicals remain constructive, particularly given pronounced volatility - Fixed income flows were up more than 50% through Q3 vs. 2025 and stayed strong through September’s rate volatility ▪ Financing conditions are supportive of the sector ▪ Prepayment risk is muted in the current interest rate environment ▪ Non-QM spreads were ~10 basis points wider on the quarter in sympathy with other fixed income assets, though were supported by strong investor participation and stable credit performance ▪ Non-Agency issuance was down modestly QoQ though remains up YoY, with Non-QM continuing to demonstrate the strongest growth; full-year 2026 Non-Agency issuance expected to achieve a post-crisis record(2) ▪ HPA was up 8 basis points month-over-month in September on a national level; year-to-date HPA up 66 basis points(3) with housing activity expected to remain subdued given elevated mortgage rates ▪ MSR continues to benefit from a highly supportive operating environment characterized by low prepayments, strong borrower credit quality and declining servicing costs ▪ Float income remains accretive to returns, benefiting from monetary policy tightening, elevated short rates, increasing escrow balances and robust demand for deposits ▪ Bulk supply has increased and is expected to remain healthy given ongoing challenges to originator profitability ▪ MSR valuations increased given the rise in rates and wider current coupon MBS basis 15%–17% 13%–16% 12%–15% ▪ Top 10 Agency MBS servicer with the lowest note rate among the top 20 servicers(4) ▪ High credit quality and low prepayment speeds support durable and predictable cash flows ▪ Flow acquisitions represented another record quarter in Q3, expanding our pipeline of available MSR collateral ▪ Flexible, lower-cost structure relative to in-house servicers ▪ Established network of recapture and subservicing partnerships across leading industry participants ▪ OBX whole loan lock and funding volume up 13% and 45%, respectively, year-over-year ▪ Onslow Bay continued to be one of the most active and liquid securitization sponsors, representing ~15% of Non-QM issuance year-to- date(2) ▪ Ability to create high-quality, proprietary assets remains a key differentiator, with disciplined underwriting and attractive credit characteristics ▪ Organically created assets (sourced whole loans and retained OBX securities) preferred to third- party securities for new investment ▪ Disciplined security selection and positioning across specified pools and TBAs delivered attractive carry while managing both call and extension risk ▪ Activity continued to focus on shifting higher in coupon with a preference for specified pools ▪ Agency CMBS position enhances overall levered return and convexity profile ▪ Maintained conservative leverage, liquidity and hedge profile ▪ Ongoing investment in portfolio analytics and modeling, including AI technology 7 Annaly’s Positioning

Business Update

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 ▪ Annaly’s Agency portfolio is comprised of high-quality and liquid securities, predominantly specified pools and TBAs ▪ Portfolio benefits from in-house proprietary analytics that identify emerging prepayment trends and a focus on durable cash flows ▪ Diverse set of investment options within the Agency market, including Agency CMBS, which provides complementary duration and return profiles ▪ Comprehensive hedging capabilities through an array of products (swaps, swaptions, Treasuries) enhance portfolio performance ▪ Access to deep and varied financing sources, including traditional bilateral repo, sponsored repo and proprietary broker-dealer repo Agency | Business Update Annaly’s Agency MBS portfolio decreased modestly during the quarter, with activity focused on continuing to shift up in coupon through the addition of higher coupon specified pools 9 Source: Company filings. Financial data as of September 30, 2026. Note: Portfolio data as of quarter end for each respective period. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Agency Portfolio Detail Assets Hedges(1) Funding(2) Strategic Approach ▪ Agency MBS spreads widened 15-25 basis points during the quarter, driven by the selloff in interest rates and an increase in interest rate volatility − Implied and realized volatility remained relatively contained in July and August, though increased sharply at the end of September ▪ Constructive technical backdrop has remained supportive of MBS relative to prior periods of stress: − Fixed income fund flows remained robust through September − GSEs remain a source of support for spreads − Bank and overseas demand modestly improved relative to last year with potential bank capital rule reform offering an additional catalyst ▪ Prepayment risk is muted in the current elevated mortgage rate environment Market Trends 0% 25% 50% 75% 100% 2022 2023 2024 2025 2026 Swaps Swaptions Treasuries Agency Hedging Composition, % 0% 25% 50% 75% 100% 2022 2023 2024 2025 2026 Pools TBA NLY Specified Pools and TBA Holdings, % 0% 25% 50% 75% 100% 2022 2023 2024 2025 2026 Within 30 30–120 days Over 120 Agency Funding Composition, %

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Agency | Portfolio Summary 10 Total Dedicated Capital: $8.7 billion(1) Note: Financial data as of September 30, 2026. Percentages based on fair market value and may not sum to 100% due to rounding. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ Annaly Agency Portfolio: $91.8 billion(1) in assets at the end of Q3 2026, down 3% compared to Q2 2026 ▪ Annaly’s notional holdings, however, increased ~$2.0 billion during the quarter, with portfolio activity focused on deploying a portion of the incremental capital raised into higher coupon specified pools (primarily 5.5% and 6.0% coupons) − The weighted average coupon of the portfolio increased by 3 basis points to 5.14% ▪ Actively managed the hedge portfolio to protect against duration extension in mortgage holdings as Treasury yields moved sharply higher during the quarter − New hedges were primarily Treasury futures, which, together with swap roll-off, shifted our allocation more towards Treasuries ▪ Annaly’s MBS portfolio prepaid slower in the third quarter at 9.6 CPR, down from 11.6 CPR in Q2 2026; prepays are expected to slow further given elevated mortgage rates Asset Type (1) Pass Through Coupon Type (2) Portfolio Quality(3) 33% 17% 35% 95% 33% 44% 39% 18% 24% 20% 3% 11% 7% 4% 8% 5% All 5.5 6.0 6.5+ High Quality Medium Quality Other Call Protected WALA Generic/Other 30yr 91% ARM <1% ACMBS 8% IO/IIO <1% <=2.5% <1% 3.0% 2% 3.5% 5% 4.0% 5% 4.5% 12% 5.0% 23% 5.5% 28% 6.0% 19% >=6.5% 6%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Residential Credit | Business Update Annaly's Residential Credit portfolio generated record whole loan correspondent channel funding volume and securitization issuance amidst a volatile market environment 11 Source: Company filings. Financial data as of September 30, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ Agile platform that can deploy capital across both the residential whole loan and Non-Agency securities markets ▪ Whole loan acquisitions via Onslow Bay’s correspondent channel and securitization programs provide the ability to create proprietary investments tailored to desired credit preferences with control over asset selection, counterparties and loss mitigation ▪ Programmatic securitization sponsor of new origination residential whole loans with 138 deals comprising $67.4 billion of securitizations priced since the beginning of 2018(1) ▪ Modest use of balance sheet leverage with whole loans predominantly financed through securitization Strategic Approach ▪ Non-Agency spreads traded within a relatively narrow range for much of the quarter before widening modestly in September amid higher rates and increased volatility, with Non-QM AAA spreads ending the quarter 10 basis points wider ▪ Non-Agency gross issuance of >$210 billion, up ~30% year-to-date, with Non-QM issuance of nearly $90 billion, up 57% year-to-date ▪ Zillow Home Price Index up 66 basis points year-to-date(2) with housing activity remaining subdued − Onslow Bay Q3’26 GAAP whole loan portfolio mark-to-market LTV of 64% with the average borrower having approximately $391k of equity in their home Market and Credit Trends Correspondent Channel Quarterly Lock and Funded Volumes ($mm) OBX Securitizations – UPB Issued ($mm) 4 131610 21 29 37 Number of Deals Record Quarterly Issuance Volume (1) Q1: $4,735 Q2: $6,793 Q3: $7,392 Q4TD: $2,248 $1,846 $3,857 $6,196 $4,941 $11,005 $15,193 $21,168 2020 2021 2022 2023 2024 2025 2026 YTD $4,369 $5,397 $5,268 $5,269 $6,199 $6,394 $7,416 $6,714 $7,000 $2,889 $3,815 $3,789 $3,715 $3,970 $5,023 $5,207 $5,135 $5,778 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Locks Fundings

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Residential Credit | Portfolio Summary ▪ Annaly Residential Credit Portfolio: $10.4 billion in assets(1) at the end of Q3 2026, relatively unchanged quarter-over-quarter − Consists of a $5.7 billion securities portfolio and a $4.7 billion whole loan portfolio(1) ▪ During the quarter, settled $7.4 billion in whole loans(2) across both Onslow Bay and our joint venture, up ~4% quarter-over-quarter ▪ Correspondent channel locked pipeline has remained robust and high quality as of quarter end with ~$3 billion in loans exhibiting a weighted average CLTV of 67% and weighted average FICO of 766 ▪ Since the beginning of 2026, Annaly has priced 37 securitizations totaling $21.2 billion in proceeds(3) − Q3 represented the seventh consecutive quarter of record quarterly securitization issuance at $7.4 billion through 12 transactions − Annaly remained the largest non-bank issuer and the second largest issuer overall of Prime Jumbo & Expanded Credit MBS(4) 12 Note: Financial data as of September 30, 2026, unless otherwise noted. Portfolio statistics and percentages are based on fair market value, reflect economic interest in securitizations and are net of participations issued. OBX Retained classification includes the fair market value of the economic interest of certain positions that are classified as Assets transferred or pledged to securitization vehicles within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Total Dedicated Capital: $3.7 billion Sector Type(5)(6) Coupon Type (5) Rating Prime 2% RTL 1% SBC 2% NPL/RPL 4% Prime Jumbo 2% Non-QM 4% OBX Retained 40% WL 45% Fixed 64% Fixed Duration <2yrs 15% Floating 1% ARM 2% IO 18% Unrated 27% Non-Investment Grade 23% Investment Grade 50%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSR | Business Update 13 Source: Company filings. Financial data as of September 30, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Annaly MSR Holdings (Market Value, $mm) Annaly's MSR portfolio increased by nearly $250 million, or 6%, in the third quarter as we made opportunistic purchases across our bulk and flow channels ▪ MSR portfolio complements Annaly’s Agency MBS strategy by offering an attractive yield while providing a hedge to mortgage basis volatility and slower prepayment speeds on discount dollar-priced MBS ▪ As an established and scaled master servicer, Annaly is well-positioned for opportunistic growth in both the bulk and flow MSR markets ▪ Annaly serves as a strategic partner to originators given certainty of capital and complementary business strategy ▪ Dynamic recapture and servicing capabilities through the ability to allocate across several industry-leading subservicer and recapture partners ▪ Portfolio predominantly consists of low coupon, high-quality conventional MSR(1) Strategic Approach ▪ Bulk MSR trading volume increased quarter-over-quarter − Overall transaction activity year-to-date is ahead of 2025 levels and remains ample ▪ Pricing within the bulk and flow channels has reflected stable fundamentals and strong inflows of investment capital ▪ Annaly’s MSR portfolio valuation increased 3% quarter-over-quarter driven by higher interest rates and MBS basis widening ▪ The portfolio has continued to benefit from slow prepayment speeds and muted delinquencies Market Trends Top Conventional MSR Purchasers(2) Onslow Bay is the largest buyer of MSR in 2026 YTD Rank Buyer UPB ($bn) 1 43.9 2 Nexus Nova 26.6 3 PNC Bank 25.8 4 Truist Bank 25.5 5 Onity 17.2 6 Carrington 16.5 7 Lakeview 15.9 8 Cypress 14.3 9 JPM 10.4 10 Bungalow 9.8 $3,273 $3,281 $3,476 $3,646 $4,116 $4,089 $4,200 $34 $21 $7 $152 $13 $11 $31 $31 $65 $29 $27 $107 $110 $3,338 $3,333 $3,548 $3,826 $4,156 $4,070 $4,310 ($136) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 MSR Unsettled Commitments Interests in MSR / MSR of LP Interest Unsettled MSR Sales

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSR | Portfolio Summary 14 Source: Company filings. Financial data as of September 30, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Current MSR Portfolio by the Numbers(1) (Excludes Interests in MSR / MSR of LP Interest) 3M CPR 4.8% UPB ($bn) $267.0 Loan Count (‘000) 827 Weighted Average Note Rate 3.32% Wtd. Avg. FICO / LTV (at Origination) 758 / 71% D60+ 0.6% Total Dedicated Capital: $3.4 billion Underlying Note Rate Distribution Annaly MSR Valuation and Prepayment Speeds(2) (Excludes Interests in MSR / MSR of LP Interest) MSR Multiple 3M CPR ▪ Annaly MSR Portfolio: $4.3 billion in market value at the end of Q3 2026, up 6% quarter-over-quarter − Onslow Bay committed to purchase approximately $190 million in market value across bulk and flow channels − Pace of flow activity continued to increase during the quarter with $50 million in market value committed, which represented record quarterly volume ▪ MSR portfolio continues to be significantly out-of-the-money, with stable cash flows and exceptional credit quality − Delinquencies continue to be stable and prepayments decreased modestly 5.84x 5.87x 5.94x 5.97x 6.15x 4.7% 4.6% 4.6% 4.7% 4.6% 4.6% 4.1% 3.9% 4.2% 4.7% 5.2% 5.2% 5.3% 5.1% 4.8% Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 <2.0% 1% 2.0% to 2.5% 3% 2.5% to 3.0% 47% 3.0% to 3.5% 25% 3.5% to 4.0% 12% 4.0% to 4.5% 3% 4.5% to 5.0% 3% >5.0% 6%

Financial Highlights and Trends

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Financial Highlights and Trends 16 * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Unaudited For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 GAAP net income (loss) per average common share (1) ($1.36) $1.06 $0.33 $1.40 $1.21 Earnings available for distribution per average common share* (1) $0.80 $0.79 $0.76 $0.74 $0.73 Dividends declared per common share $0.75 $0.75 $0.70 $0.70 $0.70 Book value per common share $17.86 $20.15 $19.82 $20.21 $19.25 Annualized GAAP return (loss) on average equity (2) (24.35%) 19.88% 7.15% 26.14% 23.69% Annualized EAD return on average equity* 15.86% 15.12% 14.58% 14.28% 14.70% Net interest margin(3) 1.54% 1.47% 1.41% 1.18% 0.97% Average yield on interest earning assets(4) 5.58% 5.44% 5.36% 5.42% 5.40% Average GAAP cost of interest bearing liabilities(5) 4.34% 4.28% 4.29% 4.49% 4.73% Net interest margin (excluding PAA)(3)* 1.69% 1.76% 1.71% 1.69% 1.70% Average yield on interest earning assets (excluding PAA)(4)* 5.45% 5.46% 5.35% 5.44% 5.46% Average economic cost of interest bearing liabilities(5)* 4.03% 3.96% 3.93% 3.95% 3.96% GAAP leverage, at period-end(6) 8.0x 7.4x 7.3x 7.2x 7.1x Economic leverage, at period-end(6)* 5.9x 5.6x 5.7x 5.6x 5.7x

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Financial Highlights and Trends (cont’d) 17 Unaudited (dollars in thousands) Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Agency mortgage-backed securities $85,294,151 $87,768,578 $86,380,653 $89,628,654 $83,317,819 Residential credit risk transfer securities 69 46,872 110,646 213,800 330,647 Non-Agency mortgage-backed securities 1,603,526 1,565,016 1,588,026 1,445,176 1,414,259 Commercial mortgage-backed securities - 135,019 394,356 - - Total securities $86,897,746 $89,515,485 $88,473,681 $91,287,630 $85,062,725 Residential mortgage loans $6,869,820 $7,280,979 $7,230,876 $5,020,784 $4,008,299 Total loans, net $6,869,820 $7,280,979 $7,230,876 $5,020,784 $4,008,299 Mortgage servicing rights $4,199,823 $4,089,485 $4,115,999 $3,645,865 $3,476,181 Interests in MSR $110,350 $106,775 $27,212 $28,626 $35,833 Residential mortgage loans transferred or pledged to securitization vehicles $42,459,566 $38,256,690 $34,207,738 $32,067,433 $29,512,309 Assets transferred or pledged to securitization vehicles $42,459,566 $38,256,690 $34,207,738 $32,067,433 $29,512,309 Total investment portfolio $140,537,305 $139,249,414 $134,055,506 $132,050,338 $122,095,347

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity ▪ The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2026 and June 30, 2026, respectively ▪ The interest rate sensitivity reflects instantaneous parallel shifts in rates ▪ The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk ▪ All tables assume no active management of the portfolio in response to rate or spread changes 18 Unaudited Interest Rate Sensitivity(1) Interest Rate Change (bps) As of September 30, 2026 As of June 30, 2026 Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) (75) 0.4% 3.4% (0.3%) (2.0%) (50) 0.4% 2.7% (0.1%) (0.6%) (25) 0.2% 1.6% —% 0.1% 25 (0.2%) (1.8%) (0.1%) (0.8%) 50 (0.5%) (3.7%) (0.3%) (2.2%) 75 (0.8%) (5.8%) (0.6%) (3.9%) MBS Spread Sensitivity(1) MBS Spread Shock (bps) As of September 30, 2026 As of June 30, 2026 Estimated Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) Estimated Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) (25) 1.4% 10.4% 1.3% 8.9% (15) 0.8% 6.2% 0.8% 5.3% (5) 0.3% 2.1% 0.3% 1.8% 5 (0.3%) (2.0%) (0.3%) (1.8%) 15 (0.8%) (6.1%) (0.8%) (5.2%) 25 (1.3%) (10.1%) (1.2%) (8.7%) Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

Appendix | Non-GAAP Reconciliations

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations 20 Earnings Available for Distribution (“EAD”), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. For additional definitions of non-GAAP measures, please refer to Annaly’s Third Quarter 2026 earnings release.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 21 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page. Unaudited (dollars in thousands, except per share amounts) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 GAAP Net Income to Earnings Available for Distribution Reconciliation GAAP net income (loss) ($1,000,698) $827,773 $290,515 $1,017,951 $843,063 Adjustments to excluded reported realized and unrealized (gains) losses: Net (gains) losses on investments and other(1) $4,728,272 $316,206 $674,162 ($288,630) (560,957) Net (gains) losses on derivatives(2) (2,982,293) (464,968) (312,265) (104,405) 284,199 Other adjustments: Amortization of intangibles 672 673 673 672 673 Non-EAD (income) loss allocated to equity method investments(3) - - - 405 376 Transaction expenses and non-recurring items (4) 10,738 10,246 7,951 7,223 8,117 Income tax effect on non-EAD income (loss) items 13,820 5,044 (4,812) (9,456) (6,742) TBA dollar roll income(5) 18,803 17,904 18,993 4,813 9,019 MSR amortization (6) (93,570) (89,816) (78,646) (77,955) (72,081) EAD attributable to non-controlling interests (2,086) (2,476) (2,989) (4,027) (4,175) Premium amortization adjustment (PAA) cost (benefit) (44,518) 7,081 (3,694) 6,627 18,390 Earnings Available for Distribution* 649,140 627,667 589,888 553,218 519,882 Dividends on preferred stock 41,305 41,036 40,652 42,387 41,127 Earnings available for distribution attributable to common shareholders* $607,835 $586,631 $549,236 $510,831 $478,755 GAAP net income (loss) per average common share(7) ($1.36) $1.06 $0.33 $1.40 $1.21 Earnings available for distribution per average common share (7) * $0.80 $0.79 $0.76 $0.74 $0.73 Annualized GAAP return (loss) on average equity(8) (24.35%) 19.88% 7.15% 26.14% 23.69% Annualized EAD return on average equity (excluding PAA)* 15.86% 15.12% 14.58% 14.28% 14.70%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 22 Unaudited (dollars in thousands) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Premium Amortization Reconciliation Premium amortization expense $18,422 $52,423 $67,509 $41,367 $36,719 Less: PAA cost (benefit) (44,518) 7,081 (3,694) 6,627 18,390 Premium amortization expense (excluding PAA) $62,940 $45,342 $71,203 $34,740 $18,329 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,970,425 $1,812,198 $1,724,930 $1,690,707 $1,532,497 PAA cost (benefit) (44,518) 7,081 (3,694) 6,627 18,390 Interest income (excluding PAA)* $1,925,907 $1,819,279 $1,721,236 $1,697,334 $1,550,887 Economic Interest Expense Reconciliation GAAP interest expense $1,426,813 $1,324,005 $1,272,239 $1,324,128 $1,256,747 Add: Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1) (104,133) (98,841) (107,365) (159,973) (205,030) Economic interest expense* $1,322,680 $1,225,164 $1,164,874 $1,164,155 $1,051,717 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) $1,925,907 $1,819,279 $1,721,236 $1,697,334 $1,550,887 Less: Economic interest expense* 1,322,680 1,225,164 1,164,874 1,164,155 1,051,717 Economic net interest income (excluding PAA)* $603,227 $594,115 $556,362 $533,179 $499,170 Economic Metrics (excluding PAA) Average interest earning assets $141,338,058 $133,263,735 $128,783,013 $124,781,771 $113,522,223 Interest income (excluding PAA)* 1,925,907 1,819,279 1,721,236 1,697,334 1,550,887 Average yield on interest earning assets (excluding PAA)*(2) 5.45% 5.46% 5.35% 5.44% 5.46% Average interest bearing liabilities 129,667,247 122,802,541 118,603,594 115,319,739 $103,994,302 Economic interest expense* 1,322,680 1,225,164 1,164,874 1,164,155 1,051,717 Average economic cost of interest bearing liabilities* (3) 4.03% 3.96% 3.93% 3.95% 3.96% Interest income (excluding PAA)* $1,925,907 $1,819,279 $1,721,236 $1,697,334 $1,550,887 TBA dollar roll income 18,803 17,904 18,993 4,813 9,019 Economic interest expense (1,322,680) (1,225,164) (1,164,874) (1,164,155) (1,051,717) Subtotal $622,030 $612,019 $575,355 $537,992 $508,189 Average interest earning assets $141,338,058 $133,263,735 $128,783,013 $124,781,771 $113,522,223 Average TBA contract balances 5,624,613 6,088,214 5,443,741 2,182,985 6,356,708 Subtotal $146,962,671 $139,351,949 $134,226,754 $126,964,756 $119,878,931 Net interest margin (excluding PAA)* 1.69% 1.76% 1.71% 1.69% 1.70%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 23 Unaudited (dollars in thousands) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Economic leverage ratio reconciliation Repurchase agreements $85,525,065 $86,895,874 $85,068,102 $81,865,723 $75,118,963 Other secured financing 1,125,000 1,125,000 1,125,000 1,075,000 1,025,000 Debt issued by securitization vehicles 38,380,269 34,366,098 30,719,417 28,918,753 26,601,790 Participations issued 2,200,562 2,553,709 2,484,018 1,932,655 1,831,657 U.S. Treasury securities sold, not yet purchased - - - 2,396,724 2,442,570 Total GAAP debt $127,230,896 $124,940,681 $119,396,537 $116,188,855 $107,019,980 Less non-recourse debt: Debt issued by securitization vehicles(1) ($38,136,634) ($34,114,655) ($30,463,341) ($28,651,989) ($26,601,790) Participations issued (2,200,562) (2,553,709) (2,484,018) (1,932,655) (1,831,657) Total recourse debt $86,893,700 $88,272,317 $86,449,178 $85,604,211 $78,586,533 Plus / (Less): Cost basis of TBA derivatives $6,710,766 $7,169,573 $5,948,177 $3,252,601 $3,981,439 Payable for unsettled trades 1,108,206 331,586 1,522,750 2,059,386 2,604,278 Receivable for unsettled trades (705,160) (104,722) (891,293) (1,031) (185,916) Economic debt* $94,007,512 $95,668,754 $93,028,812 $90,915,167 $84,986,334 Total equity 15,894,386 16,978,376 16,325,811 16,159,911 14,996,579 Economic leverage ratio* 5.9x 5.6x 5.7x 5.6x 5.7x

Glossary and Endnotes

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Glossary 25 ARM: Refers to Adjustable-Rate Mortgage CES: Refers to Closed End Second Liens CLTV: Refers to Combined Loan-to-Value Ratio CMO: Refers to Collateralized Mortgage Obligation CPR: Refers to Constant Prepayment Rate CRT: Refers to Credit Risk Transfer Securities EAD: Refers to Earnings Available for Distribution (formerly Core Earnings (excluding PAA)) Economic Return: Refers to the Company’s change in book value plus dividends declared divided by the prior period’s book value Ginnie Mae: Refers to the Government National Mortgage Association GSE: Refers to Government Sponsored Enterprise HELOC: Refers to Home Equity Line of Credit HPA: Refers to Home Price Appreciation IO: Refers to Interest-Only Bond MSR: Refers to Mortgage Servicing Rights MTM: Refers to Mark-to-Market Non-Performing Loan (“NPL”): A loan that is close to defaulting or is in default Non-QM: Refers to a Non-Qualified Mortgage OBX: Refers to Onslow Bay Securities Re-Performing Loan (“RPL”): A type of loan in which payments were previously delinquent by at least 90 days but have resumed RTL: Refers to a Residential Transition Loan SBC: Refers to Small Balance Commercial TBA: Refers to To-Be-Announced Securities Unencumbered Assets: Represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock) UPB: Refers to Unpaid Principal Balance WAC: Refers to Weighted Average Coupon

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Endnotes 26 Page 3 1. Comprised of $6.9bn of unencumbered assets, which represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock), and $1.6bn of fair value of collateral pledged for future advances. 2. Issuer ranking data from Inside Nonconforming Markets from 2025 to 2026 (October 9, 2026 issue). Used with permission. 3. Includes four whole loan securitizations that priced in October 2026 totaling $2.2bn. 4. Net of sales agent commissions and other offering expenses. 5. All outstanding shares of Annaly's 6.750% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock were redeemed subsequent to quarter end on October 1, 2026. 6. Total portfolio represents Annaly’s investments that are on-balance sheet and off-balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $42.5bn, include TBA purchase contracts (market value) of $6.5bn, include $4.1bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.2bn. 7. Based on information aggregated from Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of September 30, 2026. Excludes transfer activity related to platform acquisitions. Page 4 1. Dividend yield is based on annualized Q3 2026 dividend of $0.75 and a closing price of $18.89 on September 30, 2026. 2. Total portfolio represents Annaly’s investments that are on-balance sheet and off-balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $42.5bn, include TBA purchase contracts (market value) of $6.5bn, include $4.1bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.2bn. 3. Capital allocation for each of the investment strategies is calculated as the difference between each investment strategy’s allocated assets (including TBAs) and liabilities. 4. Comprised of $6.9bn of unencumbered assets, which represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock), and $1.6bn of fair value of collateral pledged for future advances. 5. Hedge portfolio excludes long receiver swaptions. 6. Computed as the sum of recourse debt, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from this measure. 7. Hedge ratio measures total notional balances of interest rate swaps, interest rate swaptions (excluding long receiver swaptions) and futures and U.S. Treasury securities sold, not yet purchased relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 8. Average economic cost of funds reflects economic interest expense. Page 5 1. Total portfolio represents Annaly’s investments that are on-balance sheet and off-balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $42.5bn, include TBA purchase contracts (market value) of $6.5bn, include $4.1bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.2bn. 2. Capital allocation for each of the investment strategies is calculated as the difference between each investment strategy’s allocated assets (including TBAs) and liabilities. Page 6 1. Represents the seasonally adjusted annualized quarterly growth rate of GDP according to the Bureau of Economic Analysis through Q2 2026. 2. Forecasts are based on the September 2026 Bloomberg Economic Forecaster Survey. 3. Represents estimated net debt issuance as reported in the Federal Reserve’s Z1 report by year retrieved via Macrobond as of October 13, 2026. 2026e represents an annualized figure based on the first two quarters of data. Other represents the difference between Federal Reserve reported total net issuance and the sum of Treasury and Corporate & Foreign net issuance. 4. Represents the benchmark 10-year nominal and real Treasury yields retrieved via Bloomberg as of October 16, 2026. 5. Represents the cumulative growth for median household income and principal and interest mortgage payments on the median home since January 2020. The mortgage payment is calculated using the Freddie Mac 30-year enhanced primary mortgage market survey rate on 80% of the national median existing home sales price. Data from Freddie Mac and the National Association of Realtors retrieved via Macrobond as of October 16, 2026. Page 7 1. Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and available leverage and financing terms for prospective investments of the same, or of a substantially similar, nature to those held in Annaly’s portfolio in each respective group. Illustrative levered returns do not represent returns of Annaly’s actual portfolio. For MSR, illustrative levered returns are shown hedged with Agency MBS/TBA. 2. Based on data compiled from market research as of September 30, 2026, including reports from BofA Securities, JP Morgan and Nomura. 3. Based on data from the Zillow U.S. Home Value Index for the period ended September 30, 2026. Month-over- month data is seasonally adjusted, while year-over-year data is not. 4. Based on information aggregated from Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of September 30, 2026. Excludes transfer activity related to platform acquisitions. Page 9 1. Represents Agency's hedging profile and does not reflect Annaly's full hedging profile across all three businesses. 2. Represents Agency’s funding profile and does not reflect Annaly's full funding profile across all three businesses. Page 10 1. Includes TBA purchase contracts. 2. Includes TBA purchase contracts and fixed-rate pass-through certificates. 3. Includes fixed-rate pass-through certificates only. “High Quality Spec” protection is defined as pools backed by original loan balances of up to $150k, highest LTV pools (CR>125% LTV), geographic concentrations (NY/PR). “Med Quality Spec” includes loan balance pools greater than or equal to $175k up to $300k and high LTV (CQ 105-125% LTV) and 40-year pools. “Other Call Protected” is defined as pools backed by Florida loans, pools with mission density scores greater than or equal to 2, as well as investor and second home pools. “40+ WALA” is defined as weighted average loan age greater than 40 months and treated as seasoned collateral. Page 11 1. Includes four whole loan securitizations that priced in October 2026 totaling $2.2bn. 2. Based on data from the Zillow U.S. Home Value Index for the period ended September 30, 2026. Month-over- month data is seasonally adjusted, while year-over-year data is not. Page 12 1. Excludes assets transferred or pledged to securitization vehicles of $42.5bn, includes $4.1bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.2bn. 2. Whole loans settled are based on UPB and include loans from a joint venture with a sovereign wealth fund as well as loans from sponsored securitizations. 3. Includes four whole loan securitizations that priced in October 2026 totaling $2.2bn. 4. Issuer ranking data from Inside Nonconforming Markets from 2025 to 2026 (October 9, 2026 issue). Used with permission. 5. Shown exclusive of securitized residential mortgage loans of consolidated variable interest entities. 6. Prime includes $32.6mm of Prime IO, OBX Retained contains $734.8mm of IOs and Prime Jumbo includes $104.4mm of Prime Jumbo IO. Page 13 1. Portfolio excludes retained servicing on whole loans within the Residential Credit portfolio. 2. EMBS servicing transfers data through October 1, 2026. Excludes transfers related to platform sales- e.g., SLS sale to New Residential and Flagstar sale to Mr. Cooper.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Endnotes (cont’d) 27 Page 14 1. D60+ stat based on UPB. 2. Excludes unsettled commitments. Prepayment data excludes assets in interim servicing. Page 16 1. Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. 2. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (6.09%), 4.97%, 1.79%, 6.53% and 5.92% for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31 2025 and September 30, 2025, respectively. 3. Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. 4. Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). 5. Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. 6. GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non- recourse to us and are excluded from economic leverage. Page 18 1. Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs, analysis, and adjustments. Models are periodically updated to help better capture market risks and conditions. Such updates are completed by third parties and through the Company’s calibration of external models. Any model updates that occur are reflected in the period in which they occur. Actual results could differ materially from these estimates. 2. Scenarios include residential investment securities, residential mortgage loans, MSR and derivative instruments. 3. Net asset value (“NAV”) represents book value of common equity. Non-GAAP Reconciliations Page 21 1. Includes write-downs or recoveries on investments which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 2. The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $91.8 million, $87.5 million, $96.8 million, $147.4 million and $191.9 million for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively. 3. The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). 4. All quarters presented include costs incurred in connection with securitizations of residential whole loans. 5. TBA dollar roll income represents a component of Net gains (losses) on derivatives. 6. MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value. 7. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. 8. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (6.09)%, 4.97%, 1.79%, 6.53%, and 5.92% for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively. Page 22 1. Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 2. Average yield on interest earning assets (excluding PAA) represents annualized interest income (excluding PAA) divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. 3. Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 23 1. Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions.